UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTERN NEW ENGLAND BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WESTERN NEW ENGLAND BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 11, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Shareholders are available at www.viewproxy.com/WNEB/2021.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 2, 2021, to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of WESTERN NEW ENGLAND BANCORP, INC.

Notice is hereby given that the Annual Meeting of Shareholders of Western New England Bancorp, Inc., will be held on May 11, 2021, at 10:00 a.m. at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, MA 01144 for the following purposes:

Item 1  Election of the following directors for a three-year term expiring at the 2024 annual meeting of shareholders:

● James C. Hagan      ● William D. Masse     ● Gregg F. Orlen     ● Phillip R. Smith

Item 2  Consideration and approval of a non-binding advisory resolution on the compensation of the Company's named executive officers.

Item 3  Ratification of the appointment of Wolf & Company, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

Item 4  Consideration and approval of the Company's 2021 Omnibus Incentive Plan.

Note: Consideration of any other business properly brought before the Annual Meeting, and any adjournment or postponement thereof.

The proxy will be voted for all of the nominees listed in proposal 1 and for proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/WNEB/2021. Have the 11-digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NO.

WESTERN NEW ENGLAND BANCORP, INC.

MEETING LOCATION

Sheraton Springfield Monarch Place Hotel
One Monarch Place
Springfield, MA 01144

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

● The Company’s 2020 Annual Report

● The Company’s Notice and 2021 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit
http://www.viewproxy.com/WNEB/2021

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/WNEB/2021

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include “Western New England Bancorp, Inc.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet: Go to http://www.AALvote.com/WNEB.

Have your 11-digit control number available and follow the prompts.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2021 Annual Meeting.